UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

CareCloud, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As noted on Item 8.01 below, on November 24, 2025, Mr. John N. Daly, an independent director of CareCloud, Inc. (the “Company”), passed away. Mr. Daly was a member of the Company’s Audit Committee and the chairman of the Compensation Committee.

On November 24, 2025, the Company notified the Nasdaq Stock Market (“Nasdaq”) of Mr. Daly’s death and that, because of the loss, (i) the Company did not comply with Nasdaq Listing Rule 5605(b)(1), requiring that a majority of the Company’s Board of Directors (the “Board”) consist of independent directors and (ii) the Company did not comply with Nasdaq Listing Rule 5605(c)(2)(A), requiring that the Company’s Audit Committee consist of at least three members.

On November 25, 2025, the Company received a letter from Nasdaq notifying us of the available cure period. Pursuant to Nasdaq Listing Rule 5605(b)(1)(A) and 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rules, which cure period will expire upon the earlier of the Company’s next annual meeting of shareholders or November 24, 2026.

The Company also informed Nasdaq that the Board plans to regain compliance with the listing rules at its earliest opportunity by appointing an additional independent director of the Company to fill the vacancy on the Company’s Audit Committee.

Item 8.01 Other Events.

The Company deeply regrets to announce that Mr. John N. Daly, a respected director of the Company, passed away on November 24, 2025. Mr. Daly has been a director of the Company since July 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date:	November 26, 2025	By:	/s/ Norman Roth
Norman Roth Interim Chief Financial Officer and Corporate Controller